                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                  FORM 8-K/A


                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of the earliest event reported):    February 18, 1997
                                                           (December 6, 1996)


                        NEW YORK BAGEL ENTERPRISES, INC
                        -------------------------------
            (Exact name of Registrant as specified in its charter)

                                    0-21205
                           (Commission file number)

                KANSAS                                   73-1369185
    (State or other jurisdiction of         (I.R.S. Employer Identification No.)
     incorporation or organization)



                               300 I.M.A. Plaza
                            250 North Water Street
                          Wichita, Kansas 67202-1213
                          --------------------------
         (Address of principal executive offices, including zip code)



                                 316-267-7373
             (Registrant's telephone number, including area code)



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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     On November 25, 1996, New York Bagel Enterprises, Inc. (the "Company," which term shall be deemed to include its subsidiaries, unless the context indicates otherwise) entered into an Asset Purchase Agreement (the "Agreement") with Lots A' Bagels, Inc. ("Lots A' Bagels") and Mr. Stephen K. Goldstone and Mrs. Linda F. Goldstone to acquire through the Company's wholly owned subsidiary, LAB Acquisition Corporation ("LAB"), certain of the assets and assume certain of the liabilities of Lots A' Bagels (the "Acquisition"). On December 6, 1996, the Company completed the Acquisition. Under the terms of the Agreement, the Company acquired substantially all of the operating assets, business operations and facilities of Lots A' Bagels, including seven restaurants and a bagel commissary located in Colorado Springs and Monument, Colorado for $2.1 million in cash and the assumption of certain liabilities of Lots A' Bagels. Additionally, certain contingent consideration may be required as discussed below. LAB has entered into a consulting agreement with Mr. Goldstone, a former executive officer of Lots A' Bagels. In connection with the acquisition, Lots A' Bagels, Mr. Goldstone and Mrs. Goldstone executed noncompete agreements in favor of the Company.

     Pursuant to the Agreement, the Company acquired from Lots A' Bagels' seven leased restaurants, a leased bagel commissary and substantially all of Lots A' Bagels' inventory, property, operating equipment, intellectual property and certain other assets. In connection with the Acquisition, all lease agreements for the restaurants were assigned to and assumed by the Company. The Company intends to operate the restaurants in substantially the same manner as they were operated by Lots A' Bagels. The intellectual property acquired from Lots A' Bagels consists principally of the trademarks and logos of Lots A' Bagels.

     The Agreement also provides for contingent consideration which includes a $563,000 Promissory Note from the Company. The principal amount and accrued interest payable under the Promissory Note are subject to offset (up to the full amount of such principal and interest) for (i) certain adjustments to be made upon the completion of a final statement of operations for the period from July 1, 1996 through March 30, 1997 (the "Final Statement of Operations") and
(ii) any amounts required to be paid by Lots A' Bagels pursuant to the indemnification provisions of the Agreement. In addition, depending upon adjustments which may result from the Final Statement of Operations, the Company may be required to pay up to an additional $325,000 in cash and issue to Lots A' Bagels a promissory note in the amount, if any, by which the Final Statement of Operations adjustment exceeds $325,000. In addition, the Company issued a Warrant to Purchase Common Stock entitling Lots A' Bagels to purchase a to be determined number of shares of the Company's common stock at a price per share equal to the total amount of debt issued to Lots A' Bagels times sixty percent (60%) divided by the average final "close" price per share of the Company's Common Stock for the ten trading days ending three trading days prior to December 6, 1996.

     The Company's source of the cash portion of the purchase price was a portion of the net proceeds from the Company's initial public offering of Common Stock during August 1996.



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ITEM 7. FINANCIAL STATEMENTS, FINANCIAL INFORMATION AND EXHIBITS.

(a) Financial Statements of Business Acquired

The financial statements of Lots A' Bagels, Inc. which were to be filed by amendment to the Registrant's Current Report in Form 8-K, dated December 23, 1996, are filed herewith.

          (i) Audited balance sheets as of December 31, 1995 and 1994, and the unaudited balance sheet as of September 30, 1996.

          (ii) Audited statements of operations for the years ended December 31, 1995 and 1994.

          (iii) Unaudited statements of operations for the nine months ended September 30, 1996 and 1995.

          (iv) Audited statements of shareholders' equity for the years ended December 31, 1995 and 1994.

          (v) Unaudited statement of shareholders' equity for the nine months ended September 30, 1996.

          (vi) Audited statements of cash flows for the years ended December 31, 1995 and 1994.

          (vii) Unaudited statements of cash flows for the nine months ended September 30, 1996 and 1995.

          (viii) Notes to financial statements.

(b) Pro Forma Financial Information

The Registrant's pro forma consolidated financial information, which was to be filed by amendment to the Registrant's Current Report on Form 8-K, dated December 23, 1996, is filed herewith.

          (i)   Introduction.

          (ii) Unaudited pro forma consolidated balance sheet as of September 29, 1996 (for the Company and for Lots A' Bagels, Inc.).

          (iii) Unaudited pro forma consolidated statements of operations for the year ended December 31, 1995 (for the Company and Lots A' Bagels, Inc.).

          (iv) Unaudited pro forma consolidated statements of operations for the thirty-nine weeks ended September 29, 1996 (for the Company and Lots A' Bagels, Inc.).



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          (v)  Notes to pro forma consolidated financial statements (unaudited).

(c) Exhibits

The following exhibits, from which schedules and attachments have been omitted and will be furnished to the Commission upon its request, are filed with this report on Form 8-K/A. Exhibits incorporated by reference to a prior filing (on Form 8-K) are designated by an asterisk (*); all other exhibits not so designated are documents required to be filed as exhibits to this Form 8-K/A.


                               INDEX TO EXHIBITS

EXHIBIT
NUMBER         EXHIBIT DESCRIPTION

2* Asset Purchase Agreement dated November 25, 1996 by and among LAB Acquisition Corporation, New York Bagel Enterprises, Inc., Lots A' Bagels, Inc., and Stephen K. Goldstone and Linda F. Goldstone.

4*             New York Bagel Enterprises, Inc. Warrant to Purchase Common
               Stock.

99.1           Financial Statements of Business Acquired.

99.2           Pro Forma Financial Information.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                               NEW YORK BAGEL ENTERPRISES, INC.



                               /s/ JON H. CRAMER
                               ------------------------------------------------
                               Jon H. Cramer
                               CHIEF FINANCIAL OFFICER, TREASURER AND SECRETARY



Dated: February 18, 1997




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                        INDEX TO FINANCIAL STATEMENTS

                                                                                    PAGE
                                                                                    ----
AUDITED FINANCIAL STATEMENTS

Independent Auditors' Report                                                          6

Audited  balance sheets as of December 31, 1995 and 1994, and the
     unaudited balance sheet as of September 30, 1996                                 7

Audited statements of operations for the years ended December 31, 1995 and 1994       8

Unaudited statements of operations for the nine months ended September 30,
     1996 and 1995                                                                    8

Audited statements of shareholders' equity for the years ended December 31,
     1995 and 1994                                                                    9

Unaudited statement of shareholders' equity for the nine months ended
     September 30, 1996                                                               9

Audited statements of cash flows for the years ended December 31, 1995 and 1994      10

Unaudited statements of cash flows for the nine months ended September 30,
     1996 and 1995                                                                   10

Notes to financial statements                                                        12


UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Introduction                                                                         16

Unaudited pro forma consolidated balance sheet as of September 29, 1996
     (for the Company and for Lots A' Bagels, Inc.)                                  17

Unaudited pro forma consolidated statements of operations for the year ended
     December 31, 1995 (for the Company and Lots A' Bagels, Inc.)                    19

Unaudited pro forma consolidated statements of operations for the thirty-nine
     weeks ended September 29, 1996 (for the Company and Lots A' Bagels, Inc.)       20

Notes to pro forma consolidated financial statements (unaudited)                     21


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                           INDEPENDENT AUDITORS' REPORT



The Board of Directors
Lots A' Bagels, Inc.:

We have audited the accompanying balance sheets of Lots A' Bagels, Inc. as of December 31, 1995 and 1994, and the related statements of operations, shareholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lots A' Bagels, Inc. as of December 31, 1995 and 1994, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.



                                     KPMG Peat Marwick LLP

Wichita, Kansas
January 8, 1997





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